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                                                                   EXHIBIT 10.30


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                              COMMON STOCK WARRANT


THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND CANNOT BE SOLD, OFFERED FOR SALE OR TRANSFERRED, UNLESS AND UNTIL THEY ARE SO REGISTERED OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.


                               MCA FINANCIAL CORP.
                            (A MICHIGAN CORPORATION)



                   CONVERTIBLE WARRANT TO ACQUIRE COMMON STOCK


                                                                 MARCH ___, 1998

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         This is to certify that THE BOARD OF TRUSTEES OF THE POLICEMEN AND
FIREMEN RETIREMENT SYSTEM OF THE CITY OF DETROIT, with its principal office at 908 City County Building, Detroit, Michigan 48226, is entitled to acquire a number of shares of Common Stock of MCA FINANCIAL CORP. as set forth in Section 2 below upon the terms and subject to the conditions hereinafter set forth. This Warrant is issued pursuant to a certain Second Loan and Financing Agreement of even date herewith between the Fund, MCAF and certain other entities affiliated with MCAF (together with all amendments, modifications, extensions and restatements thereof, the "Loan Agreement").

                                 1. DEFINITIONS


         For purposes of this Warrant, the following terms shall have the following meanings:

         1.1. "ACQUISITION OF BUSINESS ASSETS" means any transaction pursuant to which MCAF acquires the ownership of Business Assets, including but not limited to a merger, asset purchase, share exchange or similar transaction.

         1.2. "ADDITIONAL WARRANT SHARES" means Warrant Shares issued by MCAF to the Fund, from time to time, that (a) will result in the Fund owning, on each day, Warrant Shares equal to the Requisite Percentage and (b) are issued at no cost or expense to the Fund.

         1.3. "BUSINESS ASSETS" means (a) the capital stock of any corporation or other equity interest in any entity, or (b) the assets of any entity or person, which are acquired by MCAF in consideration, in whole or in part, of the issuance of shares of Common Stock, but only if MCAF is required to account for such acquisition as a "business combination" under generally accepted accounting principles in effect on the closing date of the acquisition.

         1.4. "BUSINESS ASSETS EARNINGS" means the greater of (a) the net earnings attributable to Business Assets for the most recently completed fiscal year of the Business Assets or the entity conveying the same to MCAF, or (b) the average of the net earnings attributable to Business Assets for the three most recently completed fiscal years of the Business Assets or the entity conveying the same to MCAF. For purposes of this Section, the net earnings attributable to Business Assets shall be determined in accordance with the rules for presenting and preparing pro forma financial information set forth in Rules 11-01 and 11-02 of Regulation S-X promulgated by the Securities and Exchange Commission.

         1.5. "CASH TRANSACTION" means the issuance of shares of Common Stock by MCAF in exchange for cash or the promise to pay cash.

         1.6. "COMMON STOCK" means the common stock of MCAF.
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         1.7. "FAIR MARKET VALUE" means the value received by MCAF, as consideration for the issuance of shares of Common Stock, as follows:

              (a) in the case of a Cash Transaction, MCAF shall have issued shares for Fair Market Value if the amount of cash received for the issued shares is not less than the per share value of the outstanding Common Stock, calculated in accordance with the formula set forth in Section 3(a)(3) of the Warrant Put Agreement;

              (b) in the case of an Acquisition of Business Assets, MCAF shall have issued shares for Fair Market Value, if

                  (i) the quotient of (A)(1) the Business Assets Earnings multiplied by six (6), (2) minus the value of any consideration other than Common Stock paid by MCAF in connection with the acquisition, divided by (B) the number of shares of Common Stock issued by MCAF in the Acquisition of Business Assets;

                  is not less than

                  (ii) the per share value of the outstanding shares of Common Stock, calculated in accordance with the formula set forth in
          Section 3(a)(3) of the Warrant Put Agreement;

              (c) in the case of any Other Transaction, MCAF shall have issued shares for Fair Market Value if the shares or assets acquired in connection with the issuance of shares of Common Stock, as reasonably determined by MCAF and agreed to by the Lender in its reasonable judgment, is not less than the per share value of the outstanding shares of Common Stock, calculated in accordance with the formula set forth in Section 3(a)(3) of the Warrant Put Agreement.

         1.8. "FULLY DILUTED BASIS" with respect to Common Stock means the number of shares thereof deemed outstanding on any date, including the number actually issued and outstanding on that date plus the number that would be issued by MCAF as a result of

               (a) the conversion of any debt or equity securities which are outstanding on that date, or which are subject on that date to acquisition upon exercise of any option, warrant or other right to acquire, and which are convertible into shares of Common Stock, except to the extent that (i) the principal amount of outstanding debt securities which would be surrendered in any such conversion plus (ii) the amount of the exercise price (if any) payable on the exercise of an option, warrant or right to acquire such debt securities, divided by (iii) the number of shares of Common Stock which would be issued upon conversion, would not be less than the Fair Market Value on that date determined pursuant to Section 1.7(a);

               (b) the exercise of any option, warrant or other right to acquire Common Stock, except to the extent that the exercise price (if any) payable on the exercise of the option, warrant or right to acquire, divided by the number of shares of Common Stock which would be issued upon exercise, would not be less than the Fair Market Value on that date determined pursuant to
     Section 1.7(a); and


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               (c) the issuance of any dividend or distribution, declared as of that date, payable in shares of Common Stock.

         Notwithstanding the foregoing, the number of shares of Common Stock outstanding on a Fully Diluted Basis shall not include (i) shares of Common Stock issued in connection with a Public Offering; (ii) shares of common stock to the extent issued for Fair Market Value in connection with an Acquisition of Business Assets, a Cash Transaction or an Other Transaction; (iii) shares of common stock issuable upon exercise of any warrants issued in connection with the sale of MCAF's Series A or Series B Preferred Stock except to the extent that shares of Preferred Stock have been redeemed by MCAF.

         1.9. "FUND" means The Board of Trustees of the Policemen and Firemen Retirement System of the City of Detroit.

         1.10. "MCAF" means MCA Financial Corp., a Michigan corporation.

         1.11. "NOTICE OF CONVERSION" means a Notice of Conversion of this Warrant in the form attached hereto as Exhibit A, containing the representations, warranties and covenants set forth in Exhibit A and designating the number of Warrant Shares with respect to which the Warrant is being converted by the Fund.

         1.12. "OTHER TRANSACTION" means a transaction pursuant to which MCAF issues shares of its Common Stock which is not a Cash Transaction or an Acquisition of Business Assets.

         1.13. "PUBLIC OFFERING" means the first firm commitment underwritten sale to the public completed by MCAF after the date of this Agreement, pursuant to an effective registration statement under the Securities Act of 1933, (a) of a number of shares of its common stock which, when added to any other outstanding shares then eligible for public trading without registration or other restriction under the Securities Act, constitute at least 25% of the number of shares of common stock outstanding, on a Fully-Diluted Basis, after completion of such offering and (b) for an aggregate offering price (before payment of underwriters, or brokers, commissions or discounts and the expenses of the offering) which, when added to the aggregate offering price received by MCAF from all other offerings of its common stock pursuant to effective Securities Act registration statements, equals not less than $10 million.

         1.14. "REQUISITE PERCENTAGE" means on any date, (a) if this Warrant has been converted in full, four (4%) percent of all of the outstanding Common Stock on a Fully Diluted Basis, and (b) if this Warrant has been converted in part but not in full, the proportional percentage of all of the outstanding Common Stock with respect to which the Warrant has been converted, on a Fully Diluted Basis. As an example, if at any time the Warrant has been converted only with respect to 2% of the outstanding Common Stock, the Requisite Percentage with respect to the Warrant Shares owned by the Fund at that time shall be 2%, on a Fully Diluted Basis.


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         1.15. "WARRANT PUT AGREEMENT" means the Warrant Put Agreement between
MCAF and the Fund dated of even date herewith, together with all amendments, modifications, extensions and restatements thereof.

         1.16. "WARRANT SHARES" means the shares of Common Stock which the Fund is entitled to acquire upon exercise of this Warrant.

         1.17. "TERMINATION DATE" means the earlier of (a) the effective date of the registration statement for a Public Offering or (b) 5:00 p.m. Eastern time on January 31, 2010.

                            2. CONVERSION OF WARRANT

         2.1. NUMBER OF WARRANT SHARES. The number of Warrant Shares which the Fund is entitled to receive upon conversion of this Warrant is equal to 4% of the total number outstanding on a Fully Diluted Basis at the time of conversion.

         2.2. TIME OF CONVERSION. This Warrant may be converted in whole or in part at any time, from time to time, from the date hereof through the Termination Date.

         2.3. MANNER OF CONVERSION. This warrant may be converted only upon the surrender of this Warrant, and delivery of a Notice of Conversion duly executed by the Fund, at the office of MCAF, located at 23999 Northwestern Highway, Suite 230, Southfield, Michigan 48075, or such other place as may be designated by written notice delivered by MCAF to the Fund, on or before the Termination Date. No payment or other consideration shall be due or owing from the Fund in connection with the conversion of the Warrant. Upon delivery of the duly executed Notice of Conversion, the Fund will become immediately entitled to the issuance to it of a certificate or certificates (registered in its name or the name of its nominee) representing the number of Warrant Shares indicated in the Notice of Conversion (but in no event greater in the aggregate than the maximum number of Warrant Shares issuable hereunder). Upon such issuance the Warrant Shares shall be fully paid and nonassessable.

         2.4. ADDITIONAL WARRANT SHARES. In addition to the Warrant Shares issued upon conversion of this Warrant, from time to time after conversion of this Warrant and at all times prior to completion of a Public Offering, MCAF will issue to the Fund the Additional Warrant Shares. Additional Warrant Shares will be deemed issued as of the date of the event giving rise to their issuance, notwithstanding that the certificates therefor may be issued as of a later date.

         2.5. STATUS PRIOR TO CONVERSION. The Warrant Shares which may be acquired by the Fund pursuant to conversion of this Warrant shall not be deemed to be outstanding or issued prior to acquisition by the Fund upon conversion, and the Fund shall have no rights as a shareholder with respect to such Warrant Shares (including but not limited to voting or distribution rights) until they are so acquired.


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               3. AUTOMATIC CONVERSION AND TERMINATION OF WARRANT

         To the extent not previously converted, this Warrant will be deemed automatically converted, without further action of the Fund, on the day prior to the Termination Date, and shall thereafter be deemed terminated and of no further force and effect.

                    4. PURCHASE OF WARRANT SHARES OR WARRANT

         The parties acknowledge that, concurrently herewith, they are executing and delivering the Warrant Put Agreement pursuant to which the Fund may require MCAF to purchase from the Fund the Warrant Shares or this Warrant, under the terms and conditions set forth in the Warrant Put Agreement.

            5. NEGOTIATION OR TRANSFER OF WARRANT OR WARRANT SHARES

         5.1. WARRANT NON-TRANSFERABLE. This Warrant shall not be transferable or negotiable by the Fund without the written consent of MCAF.

         5.2. TRANSFER OF WARRANT SHARES. Except with respect to Warrant Shares to be included in a Public Offering, at the time of any conversion of this Warrant the Fund shall deliver in writing to MCAF an acknowledgment that the Warrant Shares acquired upon conversion have not been registered pursuant to the Securities Act of 1933 or any applicable state securities law, an acknowledgment that such shares are being acquired for investment and with no current intention to resell, distribute, fractionalize or subdivide such shares, an undertaking not to sell or transfer such shares unless they are registered under the Securities Act of 1933 and all applicable state securities laws or such transfer is exempt from the registration provisions thereof, and an undertaking to refrain from making any sale or transfer of the shares, whether registered or exempt, for a period of 90 days from the effective date of the registration statement for the Public Offering or such longer period (not exceeding 270 days after the effective date) to which holders of 2/3 in number of the shares outstanding prior to such effective date, including all directors, executive officers of each Company and all holders of 5% or more of the shares outstanding prior to the Public Offering, have agreed.

         5.3. RESTRICTIVE LEGEND. If the Warrant Shares issuable upon conversion of this Warrant are freely transferable pursuant to Rule 144 or otherwise, the certificates therefor shall be issued without legend; otherwise, the certificates therefor shall bear the following legend:


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         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF
         1933 OR ANY STATE SECURITIES ACT. THEY MAY NOT BE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER ALL SUCH APPLICABLE ACTS OR THE TRANSFER SATISFIES AVAILABLE EXEMPTIONS FROM THE REGISTRATION PROVISIONS THEREOF. THE COMPANY SHALL HAVE NO OBLIGATION TO TRANSFER THESE SECURITIES ON ITS BOOKS AND RECORDS UNLESS IT RECEIVES THE OPINION OF COUNSEL TO THE TRANSFEROR, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO COUNSEL FOR THE COMPANY, TO THE EFFECT THAT SUCH TRANSFER MAY BE MADE WITHOUT VIOLATION OF SUCH REGISTRATION REQUIREMENTS, OR UNLESS THE TRANSFEROR DEMONSTRATES TO THE REASONABLE SATISFACTION OF COUNSEL FOR THE COMPANY THAT THE TRANSFER IS MADE PURSUANT TO PARAGRAPH (k) OF RULE 144 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                              6. COVENANTS OF MCAF

         MCAF covenants and agrees as follows:

         6.1. ISSUANCE AND AUTHORIZATION. When issued upon conversion of this
Warrant:

               (a) the Warrant Shares will have been duly and validly issued in accordance with the Articles of Incorporation and By-Laws of MCAF, and all other laws applicable thereto;

               (b) the issuance and delivery of the Warrant Shares will not violate or cause a breach of any agreement to which MCAF is a party, nor will the issuance and delivery of the Warrant Shares result in an imposition of a lien on MCAF or any of its assets.

         6.2. REQUISITE PERCENTAGE. From and after each conversion of this Warrant through the Termination Date, the Warrant Shares held by the Fund will at all time equal the Requisite Percentage.

         6.3. RESTRICTIONS ON CORPORATE ACTION. In order to assure the Fund of the economic benefit of (a) its ownership of the Warrant Shares, (b) its rights under the Warrant Put Agreement and (c) its rights under this Agreement, MCAF will not, nor permit any of its subsidiaries (including subsidiaries of any subsidiary), or other entities included in MCAF's financial statements as of the date hereof, or included at any time hereafter (collectively the "Subsidiaries"), to take or participate in any Prohibited Transaction. A Prohibited Transaction means any corporate action or series of corporate transactions and/or any transfer, sale, exchange, assignment or disposition of any shares of MCAF or any of its Subsidiaries, of, and/or between, and/or among, in whole or in part, (x) MCAF, and/or (y) any of such Subsidiaries, and/or (z) any other entity in which any of the officers, directors or shareholders of MCAF or any of such subsidiaries have an interest, direct, indirect, contingent, or convertible ("Related Entity"), which results in the Fund and the Warrant Shares not receiving the same economic benefit as the other shareholders of MCAF incident to their shares of (a) MCAF, or (b) any of such Subsidiaries, or


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(c) any Related Entity, including, but not by way of limitation, any (or any combination of any) (i) sale of any securities of any such Subsidiaries or Related Entity pursuant to, or in accordance with, the Securities Act of 1933 following any such corporate action, or series of corporate actions, (ii) sale, transfer, exchange, assignment, or other disposition, or reorganization, or recapitalization involving, in whole or in part, any securities of MCAF, any of such Subsidiaries, or any Related Entity, or (iii) sale, transfer, assignment, conveyance or other disposition, in whole or in part, of any assets of MCAF, any such Subsidiaries, or any Related Entity.

                                7. GOVERNING LAW


         This Warrant shall be interpreted, and the rights of the parties hereunder shall be determined, under the laws of the State of Michigan, without regard to choice of law principles which would require the application of the laws of any other jurisdiction.

         IN WITNESS WHEREOF, MCAF has caused this Warrant to be duly executed as of the ___ day of March, 1998.




                              MCA FINANCIAL CORP.,
                             a Michigan corporation


                       By: _______________________________


                      Its: ________________________________








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                                    EXHIBIT A
                          FORM OF NOTICE OF CONVERSION





         To:      MCA Financial Corp.
                  23999 Northwestern Highway, Suite 230
                  Southfield, Michigan 48075
                  Attention: President


         The undersigned hereby converts the Warrant of MCA Financial Corp. dated March ___, 1998 (the "Warrant") for the purpose of acquiring Warrant Shares as set forth below. Capitalized terms used herein have the meaning ascribed to them in the Warrant unless otherwise defined herein.


Number of Warrant Shares to be Acquired Upon Conversion: _______________________

Date of Conversion: _____________________________

         To the extent that the number of Warrant Shares to be acquired upon conversion, as indicated above, is less than the maximum aggregate number of Warrant Shares which may be acquired upon conversion of the Warrant, the Warrant shall remain valid and in full force and effect until the Termination Date, and until such time may be converted into an additional number of Warrant Shares not to exceed, in the aggregate, the maximum number permitted by the Warrant, or may be tendered for purchase in accordance with the Warrant Put Agreement or the Purchase Agreement between MCAF and the Fund dated March __, 1998 (together with all amendments, modifications, extensions and restatements thereof).

         In connection with the conversion hereby effected, the undersigned hereby represents, warrants and covenants as follows:

         1. The undersigned is acquiring the Warrant Shares to be issued upon for investment and with no current intention to resell, distribute, fractionalize or subdivide the Warrant Shares, and agrees that it will not sell or transfer any Warrant Shares unless the transferred Warrant Shares are registered under the Securities Act of 1933 and all applicable state securities laws or such transfer is exempt from the registration provisions thereof.

         2. The undersigned acknowledges that MCAF is not subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, with respect to the Common Stock and that Rule 144 under the Securities Act is not presently available for public resale of the Warrant Shares. The undersigned acknowledges that the Warrant Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The undersigned has been advised and is aware of the provisions of Rule 144 promulgated under the Securities Act, which permits limited resales of shares purchased in a private placement subject to the satisfaction of certain conditions.

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         IN WITNESS WHEREOF, the undersigned has caused this Notice of
Conversion to be duly executed as of the ___ day of _____________________, [19__] [20__].




                          THE BOARD OF TRUSTEES OF THE
                        POLICEMEN AND FIREMEN RETIREMENT
                          SYSTEM OF THE CITY OF DETROIT


                      By: ________________________________


                      Its: _______________________________


                      By: ________________________________


                      Its: _______________________________









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